QuickLinks -- Click here to rapidly navigate through this document

Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated December 1, 1997)

Banc One Auto Grantor Trust 1997-B

Interest Period November 20, 2001 through December 19, 2001

Collection Period November 1, 2001 through November 30, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein

Tracie H. Klein Vice President

QuickLinks

Servicer's Certificate